UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 2, 2014

BNC BANCORP
(Exact name of registrant as specified in its charter)

North Carolina	000-50128	47-0898685
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

3980 Premier Drive
High Point, North Carolina 27265
(Address of principal executive offices)

(336) 476-9200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 8.01     Other Events.

On June 2, 2014, BNC Bancorp (the “Company”) issued a press release announcing the completion of the merger of Community First Financial Group, Inc. (“Community First”) with and into the Company and Harrington Bank, FSB, a wholly owned subsidiary of Community First, with and into Bank of North Carolina, a wholly owned subsidiary of the Company, pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of December 17, 2013, by and between Community First and the Company.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release, dated June 2, 2014, announcing completion of the merger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2014

BNC BANCORP

By:	/s/ David B. Spencer
David B. Spencer Senior Executive Vice President & Chief Financial Officer